UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 13, 2006 (June 8, 2006)
AUTOZONE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

123 South Front Street
Memphis, Tennessee	38103

(Address of Principal Executive Offices)	(Zip Code)
(901)495-6500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-1.1 UNDERWRITING AGREEMENT 06/08/06
EX-1.2 TERMS AGREEMENT 06/08/06
EX-4.1 FORM OF 6.95% SENIOR NOTE DUE 2016

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On June 8, 2006, AutoZone, Inc. (the “Company”) entered into an Underwriting Agreement, as supplemented by the Terms Agreement dated June 8, 2006 (as so supplemented, the “Underwriting Agreement”), among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters named in the Underwriting Agreement (the “Underwriters”), whereby the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $200 million aggregate principal amount of the Company’s 6.95% Senior Notes due 2016 (the “Notes”) under the Company’s existing shelf registration statement filed with the Securities and Exchange Commission (the “Commission”) on August 17, 2004, on Form S-3 (File No. 333-118308) (the “Registration Statement”). The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. Copies of the Underwriting Agreement and Terms Agreement are attached hereto as Exhibits 1.1 and 1.2, respectively. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.
     The Notes are being issued pursuant to an indenture dated as of August 8, 2003, between the Company and J.P. Morgan Trust Company, N.A., as successor in interest to Bank One Trust Company, N.A., as trustee (the “Indenture”), a copy of which is incorporated by reference in the Registration Statement as Exhibit 4.1 thereto. The Notes are represented by one or more global securities, a form of which is attached hereto as Exhibit 4.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

1.1	Underwriting Agreement, dated June 8, 2006, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc.

1.2
Terms Agreement, dated June 8, 2006, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of 6.95% Senior Note due 2016.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 13, 2006	AUTOZONE, INC.
	By:	/s/ Rebecca W. Ballou
		Name:	Rebecca W. Ballou
		Title:	Vice President, Assistant General Counsel & Assistant Secretary